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                           SECOND AMENDED AND RESTATED
                                PLEDGE AGREEMENT

         This SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is made as of March 31, 2005, among (i) QUAKER FABRIC CORPORATION OF FALL RIVER, QUAKER TEXTILE CORPORATION, QUAKER FABRIC MEXICO, S.A. de C.V. and QUAKER FABRIC CORPORATION (each a "Company" and collectively, the "Companies"), (ii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"), and the other Holders of Debentures (as defined below) which have executed the signature pages hereof or which have otherwise become parties hereto in the manner provided in 'SS'19.10 hereof, and (iii) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.) ("Fleet") as the Lender (as hereinafter defined) and as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as hereinafter defined) under the Intercreditor and Collateral Agency Agreement of even date herewith (the "Intercreditor Agreement"), among the Companies, the Secured Parties and the Collateral Agent for the benefit of the Secured Parties.

         WHEREAS, pursuant to a Second Amended and Restated Credit Agreement dated as of February 14, 2002 (as amended, supplemented and in effect from time to time, the "Credit Agreement"), among Quaker Fabric Corporation of Fall River ("Quaker"), Quaker Textile Corporation ("Quaker Textile"), Quaker Fabric Mexico, S.A. de C.V. ("Quaker Mexico"), Quaker Fabric Corporation, and Fleet as Lender (in such capacity, the "Lender"), the Lender agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise extend credit to the Company, Quaker Textile and Quaker Mexico;

         WHEREAS, pursuant to a Note Purchase Agreement dated as of October 10, 1997 (as amended and in effect from time to time, the "1997 Indenture"), among the Company, The Prudential Insurance Company of America and the other financial institutions party (from time to time) thereto, the Company agreed to issue those certain 7.09% Senior Notes due October 10, 2005, in an aggregate original principal amount equal to $15,000,000, and those certain 7.18% Senior Notes due October 10, 2007, in an aggregate original principal amount equal to $30,000,000 (collectively, the "1997 Notes");

         WHEREAS, pursuant to a Note Agreement and Private Shelf Facility dated as of February 14, 2002 (as amended and in effect from time to time, the "2002 Indenture"; and collectively with the 1997 Indenture, the "Indentures"), among the Company, The Prudential Insurance Company of America and the other Prudential Affiliates party (from time to time) thereto, the Company agreed to issue those certain 7.56% Senior Notes due on or about February 14, 2009, in an aggregate original principal amount equal to $5,000,000 (collectively, the "Initial 2002 Notes") and also agreed to issue from time to time thereunder the Shelf Notes (as defined in the 2002 Indenture) described therein (together with the Initial 2002 Notes, the "2002 Notes"; such 2002 Notes, collectively with the 1997 Notes, the "Debentures");





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         WHEREAS, in connection with the Credit Agreement and the Debentures,
Quaker executed and delivered to the Collateral Agent, for the benefit of the Secured Parties, a certain Amended and Restated Collateral Agency and Pledge Agreement dated as of February 14, 2002 (as amended, supplemented and in effect on the date hereof, the "Original Pledge Agreement");

         WHEREAS, it is a condition precedent to (i) the Lender's obligations to make further loans and otherwise further extend credit to Quaker, Quaker Textile and Quaker Mexico and (ii) the Holders of Debentures agreeing to certain forbearance arrangements in respect of the Indentures that the Companies execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, an amended and restated pledge agreement in substantially the form hereof;

         WHEREAS, the parties hereto wish to set forth their relative rights and priorities with respect to the Stock Collateral (as hereinafter defined);

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 1. DEFINITIONS.
                                    ------------

         1.1. Definitions. The following terms shall have the meanings set forth in this 'SS'1 or elsewhere in the provisions of this Agreement referred to below:

         Act. See 'SS'5.2.

         Actionable Default. Any Event of Default under and as defined in the Credit Agreement or Event of Default under and as defined in either of the Indentures.

         Agreement. This Second Amended and Restated Pledge Agreement.

         Bank Debt. The advances, letter of credit reimbursement obligations and all other obligations of the Companies now existing or hereafter arising to the Lender under the Credit Agreement. Bank Debt shall include without limitation, any interest and collection costs.

         Bank Loan Documents. The Credit Agreement and all other documents and instruments executed or delivered in connection therewith, or any terms having the same meaning contained in any other Credit Agreement.

         Cash Collateral.  See 'SS'4.2.

         Cash Collateral Account.  See 'SS'4.2.

         Company. As defined in the preamble hereto.

         Collateral. The Stock Collateral and the Cash Collateral.





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         Collateral Agent. As defined in the preamble hereto unless and until a successor Collateral Agent shall have been appointed pursuant to 'SS'14.4 hereof, and thereafter "Collateral Agent" shall mean such successor Collateral Agent.

         Credit Agreement. The Credit Agreement and the other Bank Loan Documents, and any agreement or agreements designated as a "Credit Agreement" to other "Bank Loan Documents" hereunder by written notice by the Companies to the Collateral Agent with the written consent of the Lender and governing Bank Debt all or part of which was incurred to refund, refinance or replace all or any portion of the Bank Debt under the Credit Agreement, as the same may hereafter be amended, renewed, extended, restated, supplemented or otherwise modified (including by increasing the amount of Bank Debt thereunder or by otherwise providing additional financing to the Companies) from time to time.

         Credit Documents. Collectively, the Credit Agreement and the
Indentures.

         Debenture Debt. The obligations of the Company to the Holders of Debentures under the Indentures and the Debentures. Debenture Debt shall include without limitation, any interest and collection costs.

         Debentures. As defined in the preamble hereto.

         Fleet. As defined in the preamble hereto, together with its successors and assigns.

         Foreign Subsidiary. Any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof.

         Holders of Debentures. Any holder of the Debentures, together with their respective successors, assigns and transferees.

         Indentures. As defined in the preamble hereto and shall include any respective amendment or supplement thereof.

         Intercreditor Agreement.  As defined in the preamble hereto.

         Lender. As defined in the preamble hereto, together with its successors and assignees, and shall include any replacement or successive lenders under the Credit Agreement.

         Majority Debenture Holder(s). The Holder(s) of (a) Debentures representing a majority of the outstanding Debenture Debt in respect of the 1997 Indenture and 1997 Notes, and (b) Debentures representing a majority of the outstanding Debenture Debt in respect of the 2002 Indenture and 2002 Notes, which (in each case), for so long as it shall hold a majority of such Debenture Debt, shall be Prudential.





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         Notice of Actionable Default. A notice by any Requisite Party delivered to the Collateral Agent, stating that an Actionable Default has occurred. A Notice of Actionable Default shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and shall be deemed to have been rescinded when the Collateral Agent has actually received from the notifying party a notice withdrawing such notice. A Notice of Actionable Default shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

         Person. Any individual, corporation, partnership, trust, unincorporated association, business or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Requisite Party. Fleet, so long as there shall be Bank Debt and the Majority Debenture Holder(s), so long as there shall be Debenture Debt.

         Secured Obligations. Collectively, the Bank Debt and the Debenture
Debt.

         Secured Parties. The Lender and the Holders of Debentures.

         Stock. Includes the shares of stock described in Annex A attached hereto and any additional shares of stock at the time pledged with the Collateral Agent hereunder.

         Stock Collateral. The property at any time pledged to the Collateral Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Companies to the extent expressly permitted by 'SS'8.

         Subsidiary. Any corporation (other than Quaker Mexico or Quaker Fabric Foreign Sales Corporation) of which or in which any Company owns directly or indirectly 50% or more of the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person.

         Time Deposits.  See 'SS'4.2.

         1.2. Terms Generally. The definitions in 'SS'1.2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

                            2. PLEDGE OF STOCK, ETC.
                               ---------------------





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         2.1. Pledge of Stock. Each Company hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Secured Parties, all of the shares of capital stock of the Subsidiaries of every class, as more fully described on Annex A hereto, to be held by the Collateral Agent, for the benefit of the Secured Parties, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the applicable Companies, have been delivered to the Collateral Agent. In case any Company shall acquire any shares or additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase, stock dividend, stock split or otherwise, then such Company shall forthwith deliver to, and upon such delivery shall be deemed to have pledged, such shares or other securities to the Collateral Agent, for the benefit of the Secured Parties, under this Agreement and shall deliver to the Collateral Agent forthwith any certificates therefor, accompanied by stock powers or other appropriate instruments of assignment duly executed by such Company in blank; provided, however, that notwithstanding anything to the contrary contained in this 'SS'2.1, each Company shall only be required to pledge sixty-five percent (65%) of the shares of the capital stock of any Foreign Subsidiary. Each Company agrees that the Collateral Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Collateral Agent hereunder.

         2.2. Pledge of Cash Collateral Account. Each Company also hereby pledges, assigns, grants a security interest in, and delivers to the Collateral Agent, for the benefit of the Secured Parties, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

                          3. SECURITY FOR OBLIGATIONS.
                             -------------------------

         This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Collateral Agent, for the benefit of the Secured Parties and the Collateral Agent, as security for the payment and performance in full of all the Secured Obligations.

                     4. LIQUIDATION, RECAPITALIZATION, ETC.
                        -----------------------------------

         4.1. Distributions Paid to Collateral Agent. Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in 'SS'8, be paid over and delivered to the Collateral Agent to be held by the Collateral Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Secured Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Collateral Agent, for the benefit of the Secured Parties, to be held by it as security for the Secured Obligations. Except to the limited extent provided in 'SS'8, all sums of money and





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property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by any Company shall, until paid or delivered to the Collateral Agent, be held in trust for the Collateral Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Secured Obligations.

         4.2. Cash Collateral Account. All sums of money that are delivered to the Collateral Agent pursuant to this 'SS'4 shall be deposited to an interest bearing account with the Collateral Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Collateral Agent after consultation with the Companies, provided, that, in each such case, arrangements satisfactory to the Collateral Agent are made and are in place to perfect and to insure the first priority of the Collateral Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in the new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

         4.3. Companies' Rights to Cash Collateral, etc. Except as otherwise expressly provided in 'SS'8, no Company shall have any right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral to require the Collateral Agent to part with the Collateral Agent's possession of any instruments or other writings evidencing any Time Deposits.

                         5. RECOURSE OF SECURED PARTIES;
                            ----------------------------
                   OTHER COLLATERAL; ACTS OF SECURED PARTIES.
                   ------------------------------------------

         5.1. Recourse of Secured Parties; Other Collateral. Each of the Secured Parties acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (ii) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from a Requisite Party in accordance with 'SS'5.2 hereof. Nothing contained herein shall restrict the Majority Debenture Holder's or Fleet's rights to pursue remedies, by proceedings in law and equity, to collect any amounts due under the Debenture Debt or the Bank Debt, including without limitation principal or interest thereon, or to enforce the performance of any provisions of the Credit Documents, to the extent that such remedies do not relate to the Collateral or interfere with the Collateral Agent's rights to take action hereunder.

         5.2. Acts of Secured Parties. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Requisite Party, may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by





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or on behalf of a Requisite Party and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as in "Act" of the persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Requisite Party, and nothing in this 'SS'5.2 or elsewhere in this Agreement shall be construed to require Fleet or the Majority Debenture Holder to demonstrate that it has been authorized by the Lender or, as the case may be, holders of the Debentures to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of Fleet or the Majority Debenture Holder, as the case may be.

              6. PRIORITY OF RIGHTS AGAINST COLLATERAL AND PROCEEDS
                 --------------------------------------------------
                                    THEREOF.
                                    --------

         It is the intent of the parties hereto that any amounts received on account of the Collateral are to be applied by the Collateral Agent to the Secured Obligations in accordance with the provisions of the Intercreditor Agreement.

                        7. WARRANTY OF TITLE; AUTHORITY.
                           -----------------------------

         Each Company hereby represents and warrants that: (i) at the time of the acquisition thereof such Company will have good and marketable title to, and will be the sole record and beneficial owner of, the Stock described in 'SS'2 and any Stock Collateral hereafter pledged, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by the Agreement, (ii) all of the Stock described in 'SS'2 and any Stock Collateral hereafter pledged will be validly issued, fully paid and non-assessable, (iii) such Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of such Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which such Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects.

                 8. DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY.
                    -------------------------------------------

         So long as no Actionable Default shall have occurred, the Companies shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by any Company if the effect thereof would impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of





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the Credit Documents. All such rights of the Companies to receive cash dividends shall cease in case an Actionable Default shall have occurred and be continuing. All such rights of the Companies to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Collateral Agent's option, as evidenced by the Collateral Agent's notifying the Companies of such election, cease in case an Actionable Default shall have occurred and be continuing.

                                  9. REMEDIES.
                                     ---------

         9.1. In General. If the Collateral Agent shall have received a Notice of Actionable Default, the Collateral Agent shall thereafter have the following rights and remedies (to the extent not inconsistent with any provisions of the Intercreditor Agreement and as permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Collateral Agent deems expedient:

                  (a) if the Collateral Agent so elects and gives notice of such election to the Companies, the Collateral Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Collateral Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (each Company hereby irrevocably constituting and appointing the Collateral Agent proxy and attorney-in-fact of such Company, with full power of substitution, to do so);

                  (b) the Collateral Agent may demand, sue for, collect or make any compromise or settlement the Collateral Agent deems suitable in respect of any Stock Collateral;

                  (c) the Collateral Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Collateral Agent thinks expedient, all without demand for performance by any Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                  (d) the Collateral Agent may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                  (e) the Collateral Agent may set off against the Secured Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Collateral Agent.





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         Notwithstanding any provision of this Agreement to the contrary, the
Collateral Agent shall not take any action with respect to the Collateral set forth in this 'SS'9.1 until five (5) business days have elapsed following the delivery to the Majority Debenture Holder and Fleet of each Notice of Actionable Default received by the Collateral Agent unless such lapse of time has been waived by the Majority Debenture Holder and Fleet.

         9.2. Sale of Stock Collateral. In the event of any disposition of the Stock Collateral as provided in clause (c) of 'SS'9.1, the Collateral Agent shall give to the Companies at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Company hereby acknowledges that twenty days prior written notice of such sale or sales shall be reasonable notice. The Collateral Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Company, to the fullest extent permitted by law). The Collateral Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Collateral Agent may buy at private sale and may make payments thereof by any means. The Collateral Agent shall apply the cash proceeds actually received from any sale or other disposition in the manner specified in the Intercreditor Agreement.

         9.3. Private Sales. Each Company recognizes that the Collateral Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Collateral Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and each Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at such Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Collateral Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Collateral Agent shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an





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earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         9.4. Companies' Agreements, etc. Each Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this 'SS'9 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulation of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Company's expense. Each Company further agrees that a breach of any of the covenants contained in this 'SS'9 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this 'SS'9 shall be specifically enforceable against such Company by Collateral Agent and each Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                                10. MARSHALLING.
                                    ------------

         Neither the Collateral Agent nor any Secured Party shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Collateral Agent's rights hereunder and of the Secured Parties and the Collateral Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may such Company hereby irrevocably waives the benefits of all such laws.

                    11. COMPANIES' OBLIGATIONS NOT AFFECTED.
                        ------------------------------------

         The obligations of the Companies hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Collateral Agent or any Lender of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Agreement); (ii) any amendment to or modification of the Credit Documents or (iii) the taking of additional security for, or any other assurances of payment of any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any





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of the Secured Obligations; whether or not any Company shall have notice or knowledge of any of the foregoing.

                        12. TRANSFER, ETC., BY COMPANIES.
                            -----------------------------

         Without the prior written consent of the Collateral Agent, no Company will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in any of the Collateral, except for the pledge thereof and security interest therein provided for in this Agreement.

                             13. FURTHER ASSURANCES.
                                 -------------------

         Each Company will do all such acts, and will furnish to the Collateral Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Collateral Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Parties and the Collateral Agent hereunder, all without any cost or expense to the Collateral Agent or any Secured Party. If the Collateral Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Collateral Agent as a financing statement in any recording office in any jurisdiction.

                      14. CONCERNING THE COLLATERAL AGENT.
                          --------------------------------

         14.1. General Provisions. All duties, responsibilities and rights of the Collateral Agent (including, without limitation, its expense reimbursement and indemnification rights in respect of this Agreement) shall be governed by the terms of the Intercreditor Agreement.

                       15. REPRESENTATIONS AND WARRANTIES.
                           -------------------------------

         Each of the Collateral Agent, the Majority Debenture Holder, and each Company represents and warrants to the other parties hereto that (i) the execution, delivery and performance of this Agreement (A) have been duly authorized by all requisite corporate action on its part and, in the case of the Majority Debenture Holder, by the Indenture, and (B) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it and will not conflict with any provision of its corporate charter or bylaws or any agreement or other instrument binding upon it; and (ii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

                     16. STOCK COLLATERAL; FREEDOM TO DEAL.
                         ----------------------------------

         16.1. Release of Stock Collateral. Subject to the provisions of the Intercreditor Agreement, the Collateral Agent is hereby authorized, upon receipt of instructions from each





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Requisite Party, to release any Stock Collateral and to provide such releases and termination statements with respect to any Stock Collateral in connection with any sale, exchange or other disposition thereof.

         16.2. Legally Required Releases. Whether or not so instructed by the Requisite Parties, the Collateral Agent may release any Stock Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.

                        17. AMENDMENT OF THIS AGREEMENT.
                            ----------------------------

         17.1. General. No modification or amendment of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Parties, the Collateral Agent and each Company and no modification or amendment of this Agreement shall be effective without the written consent of the Lender and the Majority Debenture Holder; provided, however, (i) no amendment or waiver shall adversely affect any of the collateral Agent's rights, immunities or rights to indemnification hereunder or expand its duties or reduce any amount payable to the Collateral Agent hereunder without the written consent of the Collateral Agent; and (ii) 'SS''SS'14 and 16 of this Agreement and any other provision of this Agreement affecting the rights and obligations of the Collateral Agent hereunder may not be amended without the written consent of the Collateral Agent.

         17.2. Waiver. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

                    18. COLLATERAL AGENT AS AGENT AND LENDER.
                        -------------------------------------

         In its individual capacity and in its capacity as Lender, Fleet National Bank shall have the same obligations and the same rights, powers and privileges as it would have had were it not also the Collateral Agent.

                               19. MISCELLANEOUS.
                                   --------------

         19.1. Further Assurances, etc. The Lender, the Majority Debenture Holder and each of the Companies agree to execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Collateral Agent, and shall take such other action, in each case as the Collateral Agent or any Secured Party may reasonably request (at the sole cost and expense of the Companies which agree to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement including, without limitation, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

         19.2. Notices. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier or sent by telegraph, telecopy, facsimile or telex, confirmed by delivery via courier or postal service addressed as follows:

                  (a)      if to Fleet, at

                                                     Fleet National Bank
                                                     100 Federal Street
                                                     Boston, Massachusetts  02110
                                    Attention:       Christopher S. Allen, Senior Vice President

                  (b)      if to the Majority Debenture Holder(s), at

                                                     The Prudential Insurance Company of America
                                                     c/o Prudential Capital Group
                                                     1114 Avenue of the Americas, 30th Floor
                                                     New York, New York  10036
                                    Attention:       Managing Director

                  (c)      if to the Collateral Agent, at

                                                     Fleet National Bank
                                                     100 Federal Street
                                                     Boston, Massachusetts  02110
                                    Attention:       Christopher S. Allen, Senior Vice President; and

                  (d)      if to the Company, at

                                                     Quaker Fabric Corporation of Fall River
                                                     941 Grinnell Street
                                                     Fall River, Massachusetts 02721
                                    Attention:       Paul J. Kelly

Any such notice and other communications shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if mailed, sent by registered or certified first class mail postage prepaid, on the third Business Day following the mailing thereof; provided, however, that a Notice of Actionable Default or any other notice to be delivered to the Collateral Agent pursuant to the terms of this Agreement shall not be deemed to have been received by the Collateral Agent until the Collateral Agent actually receives such notice.

         19.3. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS). THE PARTIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARTIES BY MAIL AT THE ADDRESSES SPECIFIED IN 'SS'19.2. THE PARTIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         19.4. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the parties hereto hereby waive any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the parties hereto (i) certifies that neither the Collateral Agent, the Lender or the Majority Debenture Holder nor any representative, agent or attorney of the Collateral Agent, the Lender or the Majority Debenture Holder has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into this Agreement, the Collateral Agent, the Lender and the Majority Debenture Holder are relying upon, among other things, the waivers and certifications contained in this 'SS'19.4.

         19.5. Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

         19.6. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         19.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         19.8. Section Headings. The section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         19.9. Complete Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with the Credit Agreement, the Indentures or any other Credit Document, as among the Secured Parties the provisions of this Agreement shall be controlling. To the extent any provision of this Agreement conflicts with the Intercreditor Agreement, as among the Secured Parties the provisions of the Intercreditor Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and the Secured Parties any rights or remedies under or by reason of this Agreement.

         19.10. Subsequent Holders of Debentures as Parties. Any Holder of Debentures which is not one of the original parties hereto by accepting any Debenture shall be subject to all the provisions hereof and entitled to the benefits hereof. Any such holder shall execute and deliver an Instrument of Accession substantially in the form of Annex B hereto and shall deliver a copy thereof to the Lender and the Collateral Agent, but no such execution and delivery shall be required as a pre-condition to becoming a holder hereunder and being subject to the provisions hereof and receiving the benefits hereof.

         IN WITNESS WHEREOF, the Collateral Agent, the Lender, the Holders of Debentures and each of the Companies have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           FLEET NATIONAL BANK,
                                             in its capacity as Collateral Agent


                                           By:  ________________________________
                                                Name:
                                                Title:


                                           FLEET NATIONAL BANK,
                                              as a Lender


                                           By:  ________________________________
                                                Name:
                                                Title:

                                           THE PRUDENTIAL INSURANCE COMPANY
                                            OF AMERICA


                                           By:  ________________________________
                                                Name:
                                                Title:

                                           PRUCO LIFE INSURANCE COMPANY


                                           By:  ________________________________
                                                Name:
                                                Title:

                                           QUAKER FABRIC CORPORATION OF
                                            FALL RIVER


                                           By:  ________________________________
                                                Name:
                                                Title:


                                           QUAKER TEXTILE CORPORATION


                                           By:  ________________________________
                                                Name:
                                                Title:


                                           QUAKER FABRIC MEXICO, S.A. de C.V.



                                           By:  ________________________________
                                                Name:
                                                Title:


                                           QUAKER FABRIC CORPORATION


                                           By:  ________________________________
                                                Name:
                                                Title:

                                                                         ANNEX A
                                                                         -------



                                [To be Provided]

                                                                         ANNEX B
                                                                         -------


                             INSTRUMENT OF ACCESSION
                             -----------------------


With the intention of becoming a "Secured Party" for the purposes and within the meaning of the SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of March __, 2005, a copy of which being annexed hereto (the "Agreement"), the undersigned hereby consents and agrees to be bound by the terms and provisions of the Agreement to the same extent and with the same effect as if the undersigned had executed and delivered the same as one of the original parties thereto as a Secured Party and Holder of Debentures. The address of the undersigned for purposes of notices given under the Agreement is set forth below.



Dated: ____________, __, 20__
                                           [NAME OF HOLDER OF DEBENTURES]



                                           By:  ________________________________
                                                Name:
                                                Title:

                                                     Address for Notices:
                                                     --------------------

                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------
                                                        Telecopy: